                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [x]

Filed by the Party other than the Registrant

Check the appropriate box:

[x]     Preliminary Proxy Statement        [ ]     Confidential, for Use of the

        Definitive Proxy Statement                 Commission Only (as permitted

        Definitive Additional Materials            by Rule 14a-6(e)(2))

        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       GREENE COUNTY BANCSHARES, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         2.      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

         4.      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         5.      Total fee Paid:

                 ---------------------------------------------------------------

         Fee paid previously with preliminary materials:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid:

         ---------------------------------------------

2.       Form, Schedule or Registration Statement No.:

         ---------------------------------------------

3.       Filing Party:

         ---------------------------------------------

4.       Date Filed:

         ---------------------------------------------

               [LETTERHEAD OF GREENE COUNTY BANCSHARES GOES HERE]



                                 April 13, 1998





Dear Shareholder:

         We invite you to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Greene County Bancshares, Inc. (the "Company") to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, on Wednesday, May 13, 1998 at 11:00 a.m., local time.

         The Annual Meeting has been called for the election of directors and for consideration of adoption of various amendments to the Company's Amended and Restated Charter as set forth herein. Enclosed is a proxy statement, a proxy card and the Company's Annual Report to Shareholders for the 1997 fiscal year. Directors and officers of the Company as well as representatives of Coopers & Lybrand LLP, the Company's independent auditors for the 1997 fiscal year, will be present to respond to any questions shareholders may have.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

         Thank you for your cooperation and continuing support.

                   Sincerely,



                   [INSERT SIGNATURE HERE]            [INSERT SIGNATURE HERE]
                   Terry Leonard                      R. Stan Puckett
                   Chairman of the Board              President and
                                                      Chief Executive Officer

                         GREENE COUNTY BANCSHARES, INC.
                             100 NORTH MAIN STREET
                         GREENEVILLE, TENNESSEE  37743
                                 (423) 639-5111


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 13, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Greene County Bancshares, Inc. (the "Company") will be held on Wednesday, May 13, 1998 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon the following matters:

         (1) to elect twelve directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified, unless the Classified Board Proposal is approved, in which case to elect such directors, after an interim arrangement, to serve for staggered three-year terms;

         (2) to consider and vote upon a proposed amendment (the "Classified Board Proposal") to the Company's Restated and Amended Charter to provide for a classified Board of Directors whose members will serve staggered terms;

         (3) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to set forth the allowable range of the number of directors;

         (4) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to provide for the removal of directors only for cause and only upon the affirmative vote of at least two-thirds (66%) of the outstanding stock;

         (5) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to prohibit cumulative voting;

         (6) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to permit only the Board of Directors to call a special meeting of stockholders;

         (7) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to increase the number of authorized shares to 5,000,000 shares of common stock;

         (8) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to require advance notice for nominations of directors or proposal of new business by stockholders;

         (9) to consider and vote upon a proposed amendment to the Company's Restated and Amended Charter to eliminate voting of excess shares acquired by a single stockholder without prior approval;

         (10) to adjourn the Annual Meeting if there are an insufficient number of votes present in person or by proxy to approve any of the proposed amendments to the Company's Restated and Amended Charter; and

         (11) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournments, the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 27, 1998 will be entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           [INSERT SIGNATURE HERE]


                                           Davis Stroud
                                           Secretary

Greeneville, Tennessee
April 13, 1998


--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROXY STATEMENT

                                       OF

                         GREENE COUNTY BANCSHARES, INC.
                             100 NORTH MAIN STREET
                         GREENEVILLE, TENNESSEE  37743
                                 (423) 639-5111

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 13, 1998



--------------------------------------------------------------------------------
                                    GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to shareholders of Greene County Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on Wednesday, May 13, 1998 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to shareholders on or about April 13, 1998.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ELECTION OF TWELVE NOMINEES AS DIRECTORS OF THE COMPANY AND FOR EACH OF THE REMAINING PROPOSALS. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person or a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any other matters that are to come before the Annual Meeting. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting.

         Shareholders who execute proxies may revoke them at any time prior to their exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The mere presence of a shareholder at the Annual Meeting will not, by itself, automatically revoke such shareholder's proxy.


--------------------------------------------------------------------------------
                               VOTING SECURITIES
--------------------------------------------------------------------------------

         The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $10.00 per share (the "Common Stock"), of the Company. Each share entitles its owner to one vote on all matters. The close of business on March 27, 1998 (the "Record Date") has been fixed by the Board of Directors as the Record Date for determination of shareholders entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding as of the Record Date was 1,354,572.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

         Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission ("SEC") detailing such ownership. The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owners of more than 5% of the Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.


       Name and Address of         Amount and Nature of      Percent of Common
         Beneficial Owner        Beneficial Ownership (a)    Stock Outstanding
    ----------------------------------------------------------------------------
    Phil M. Bachman
    1330 E. Allen Bridge Road           135,474 (b)               10.00%
    Greeneville, Tennessee  37743


----------------
(a) For purposes of this table, an individual is considered to "beneficially own" any share of Common Stock which he or she, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of the Record Date.

(b) Includes 4,437 shares of Common Stock held directly or indirectly by Mr. Bachman's wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman's ownership percentage would have been 9.67%.

         The following table sets forth, as of the Record Date, certain information known to the Company as to Common Stock beneficially owned by each director and nominee for director of the Company and by all directors and executive officers of the Company as a group.

                                                Amount and Nature of           Percent of Common
 Name and Position                           Beneficial Ownership (a)(b)       Stock Outstanding
 -----------------------------------------------------------------------------------------------
 Terry Leonard, Chairman of the Board                     10,287                           *

 R. Stan Puckett, President, Chief
     Executive Officer and Director                       16,500(c)                     1.21

 Davis Stroud, Executive Vice President
     and Secretary                                         2,590(d)                        *

 Phil M. Bachman, Director                               135,474(e)                     10.0

 Harrison Lamons, Director                                 6,000                           *

 Ralph T. Brown, Director                                 17,760                        1.31

 James A. Emory, Director                                 12,720                           *

 W.T. Daniels, Director                                    1,500                           *

 Charles S. Brooks, Director                                  90                           *

 J.W. Douthat, Director                                    5,259                           *

 Helen Horner, Director                                   57,582                        4.25

 Jerald K. Jaynes, Director                                1,650                           *

 All directors and executive officers as
 a group (13 persons)                                    267,570                       19.68

                                                   (Footnotes on following page)

----------------
*   Less than 1% of the outstanding Common Stock.

(a) For the definition of "beneficial ownership," see Note (a) to the above table.

(b) Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares of Common Stock subject to outstanding options which are exercisable within 60 days of the Record Date.

(c) Includes options to acquire 3,600 shares of Common Stock which Mr. Puckett has the right to exercise at any time at an exercise price equal to 150% of the book value of the Common Stock at the date of grant (a weighted average price of approximately $53.07 per share).

(d) Includes options to acquire 1,428 shares of Common Stock which Mr. Stroud has the right to exercise at any time at an exercise price equal to the estimated fair market value of the Common Stock at date of grant with a weighted average exercise price of approximately $54.10.

(e) Includes 4,437 shares of Common Stock held directly or indirectly by Mr. Bachman's wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman's ownership percentage would have been 9.67.


--------------------------------------------------------------------------------
                     PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is currently composed of thirteen members, twelve of whom are listed in the table below, and Patrick A. Norris, who will retire at the Annual Meeting. The Board of Directors has unanimously approved a reduction in the size of the Board of Directors from thirteen members to twelve members effective upon the retirement of Mr. Norris. If the Classified Board Proposal, set forth as Proposal 2 below, is approved, the directors will be organized into three classes and will serve for the terms set forth next to their names or until their successors have been duly qualified and elected. Thereafter, directors will be elected to serve for three-year terms and until their successors are elected and qualified. If the Classified Board Proposal is not approved, each director will serve until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees named below. Under Tennessee law, directors are elected by a plurality of the votes cast at an election.
All of the nominees for director are currently directors of the Company.

         Nominees                                 Expiration of Initial Term*
         --------                                 ---------------------------

Class I:

         Harrison Lamons                                      1999
         J.W. Douthat                                         1999
         Helen Horner                                         1999
         Jerald Jaynes                                        1999

Class II:

         W. T. Daniels                                        2000
         R. Stan Puckett                                      2000
         Davis Stroud                                         2000
         Charles S. Brooks                                    2000

Class III:

         Philip M. Bachman                                    2001
         Terry Leonard                                        2001
         Ralph T. Brown                                       2001
         James A. Emory                                       2001

----------------
* Assuming approval of the Classified Board Proposal.

         It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for election as directors of each of the nominees listed above, unless otherwise directed by the shareholder. The Board of Directors believes that each of such nominees will stand for election and will serve if elected as a director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED ABOVE.

         The following table sets forth certain information with respect to each of the Company's current directors. Each of the Company's directors, with the exception of Mr. Norris, also currently serves as a director of Greene County Bank ("GCB"), a wholly-owned subsidiary of the Company. Mr. Norris will retire from the Board of Directors effective upon the date of the Annual Meeting. There are no arrangements or understandings between the Company and any director pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

 Name                                 Age(a)  Director Since (b)  Previous Five-Years Business Experience
 --------------------------------------------------------------------------------------------------------------
 Phil M. Bachman                        60           1968         President, Bachman-Bernard Motors (automobile
                                                                  dealer)

 Charles S. Brooks                      59           1990         Chairman of the Board, McInturff, Milligan &
                                                                  Brooks (insurance agency)

 Ralph T. Brown                         65           1979         Dentist; retired 1996

 W.T. Daniels                           53           1987         Property management

 J.W. Douthat                           67           1990         President, Tri State Tractor & Turf

 James A. Emory                         64           1983         President, J.A.E. Foods, Inc. (restaurant
                                                                  management)

 Helen Horner                           69           1992         Director of Tourism, Greene County
                                                                  Partnership

 Jerald K. Jaynes                       60           1992         Retired; former President & CEO, Unaka Co.
                                                                  Inc. (manufacturing)

 Harrison Lamons                        69           1971         President, Lamons Sales (manufacturers'
                                                                  representative)

 Terry Leonard                          59           1975         Owner/Operator, Leonard & Associates
                                                                  (manufacturing)

 Patrick A. Norris                      70           1992         Retired President, Mountain Life Insurance

 R. Stan Puckett                        41           1989         President & Chief Executive Officer of the
                                                                  Company and GCB

 Davis Stroud                           64           1989         Executive Vice President and Secretary of the
                                                                  Company and GCB

----------------
(a) As of December 31, 1997.

(b) Indicates year that director first served as a director of either the Company or GCB.


--------------------------------------------------------------------------------
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Company conducts its business through meetings of the Board of Directors. There are no standing committees of the Board of Directors of the Company. During the year ended December 31, 1997, the Board of Directors held 18 meetings. Each member of the Board of Directors attended 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and
(b) the total number of meetings held by all committees on which they served.

         The Board of Directors of the Company acts as a nominating committee for selecting management's nominees for election as directors. Nominations may also be made by shareholders, provided such nominations are made in writing and submitted to the Secretary or the President of the Company at any time prior to the date of the Annual Meeting. No further nominations shall be accepted unless the shareholders, by majority vote, determine that additional nominations are to be accepted, in which event further nominations as so determined by the shareholders may be made at the Annual Meeting. During 1997, the Board of Directors met once in its capacity as a nominating committee.

         The Audit Committee of GCB also serves as the audit committee for the Company. The Audit Committee of GCB consists of Messrs. Leonard (Chairman), Brown, Lamons and Jaynes. For 1998, Mr. Jaynes will serve as Chairman of the

Audit Committee. This committee meets quarterly to (1) monitor the accounting and financial reporting practices of the Company, (2) determine whether the Company has adequate administrative, operating and internal accounting controls, and (3) review the Company's financial information. This committee met four times during 1997 in its capacity as the audit committee for the Company.

         The Company's Compensation Committee, which consists of Messrs. Leonard, Brown, Bachman, Brooks, Daniels and Douthat and Ms. Horner, meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and recommend changes to the Board of Directors. The Compensation Committee met twice during 1997.


--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

         Except for Mr. Norris, directors of the Company are also directors of GCB and are compensated by GCB. Mr. Norris is compensated by the Company. In each case, during 1997, directors received $400 for each meeting held, including special and telephonic meetings, provided that a member was not paid for more than two meetings not attended. Each director also received an annual retainer fee of $5,200, paid in equal quarterly amounts. Members of the Executive Committee of GCB's Board of Directors received $200 for each weekly meeting of the Committee and also received an annual retainer of $1,500. Members of GCB's Audit Committee received $200 for each quarterly meeting.

         Beginning in 1998, the annual retainer paid to GCB's directors was increased to $6,000. In addition, the Company established a $400 fee for each quarterly meeting of the Company's Board of Directors. Fees paid to members of the Executive Committee of GCB's Board of Directors were changed to $435 per meeting and the frequency of the meetings was changed from weekly to twice a month, with the annual retainer remaining unchanged at $1,500.

         Certain directors have elected to defer receipt of a portion of their fees by entering into deferred fee agreements with an unrelated insurance company.


--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

         SUMMARY COMPENSATION TABLE. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and certain named executive officers of the Company.

                                                                          Long-Term Compensation
                                                                       ---------------------------
                                      Annual Compensation                       Awards              Payouts
                              --------------------------------------   ---------------------------  -------
                                                                       Restricted    Securities
 Name and Principal                                   Other Annual       Stock       Underlying      LTIP        All Other
     Position(a)     Year     Salary      Bonus      Compensation(b)    Award(s)   Options/SARs(#)  Payouts   Compensation (c)
 ------------------  ----     ------      -----      ---------------   ----------  ---------------  -------   ----------------
 R. Stan Puckett     1997     $168,000    $47,000         --              --        1,800(d)(g)      --          $35,650
   President and     1996      160,000     52,300      281,804(f)         --        1,800(d)(g)      --           33,275
   Chief Executive   1995      160,000     68,266         --              --        1,800(d)(g)      --           32,085
   Officer of the
   Company and
   GCB


 Davis Stroud        1997     $128,100    $23,700         --              --          611(e)(g)      --          $33,264
   Executive Vice    1996      122,000     16,467         --              --          618(e)(g)      --           32,843
   President,        1995      116,000     30,440         --              --          612(e)(g)      --           29,920
   Secretary of
   the Company
   and GCB





                                                   (Footnotes on following page)

(a) No other executive officer earned in excess of $100,000 in salary and bonus in 1997.

(b) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 1997, 1996 and 1995 received by the named executive officers did not exceed 10% of the respective executive's annual salary and bonus.

(c) Reflects contributions by the Company to its profit-sharing plan for the benefit of the named officer and payments of directors' fees to such officer. Directors' fees paid to Messrs. Puckett and Stroud were, respectively, $11,650 and $11,450 for 1997, $10,775 and $10,775 for 1996
     and $9,585 and $9,285 for 1995. Contributions to profit-sharing plans made by the Company on behalf of Messrs. Puckett and Stroud were, respectively, $24,000 and $19,215 for 1997, $22,500 and $18,300 for 1996
     and $22,500 and $17,400 for 1995. A portion of such directors' fees are deferred pursuant to agreements entered into individually with an insurance company. In addition, includes $2,599, $3,768 and $3,235 paid to Mr. Stroud in 1997, 1996 and 1995, respectively, as commissions on insurance policy sales.

(d) Mr. Puckett is granted options each year to purchase 1,800 shares of Common Stock with an exercise price equal to 150% of the Common Stock's book value at the time of grant and with a term of 10 years. Such options are granted pursuant to a 1989 stock option plan adopted by the Company and as to which Mr. Puckett is the sole participant.

(e) Granted pursuant to the Company's 1995 Stock Option Plan as to which options are granted with an exercise price equal to fair market value at date of grant and are exercisable for ten years from date of grant.

(f)  Reflects exercise of non-incentive stock options.

(g)  Adjusted to reflect the 3-for-1 stock split effected in October 1997.

         OPTION GRANTS IN FISCAL YEAR 1997. The following table contains information concerning the grant of stock options to Mr. Puckett under a 1989 stock option plan and to Mr. Stroud under the 1995 Stock Option Plan. Neither plan provides for the grant of stock appreciation rights.

                  Number of Securities    Percent of Total                                      Grant Date Value
                      Underlying         Options Granted to    Exercise of                      ----------------
                    Options Granted         Employees in       Base Price                          Grant Date
 Name               Number of Shares        Fiscal Year       ($ per share)   Expiration Date     Present Value
 ----             --------------------   ------------------   -------------   ---------------     -------------
 R. Stan Puckett        1,800(a)            24.52%              $ 55.50         12/07              $ 84,582(b)

 Davis Stroud             611                8.32%              $100.00         12/07              $ 11,731(b)

----------------
(a) Options are granted with an exercise price equal to 150% of the book value of the underlying stock on the date of grant.

(b) Represents the present value of the option at the date of grant as determined using the Black-Scholes option pricing model.
    In calculating the present value of the option grant, the following assumptions were utilized: (i) the current market price of the underlying Common Stock at the date of grant was $100; (ii) the continuously compounded risk-free rate of return expressed on an annual basis was 5.5%; (iii) the risk of the underlying Common Stock, measured by the standard deviation of the continuously compounded annual rate of return of the Common Stock, was 10.38%; and (iv) dividends on the underlying Common Stock increased at an annual rate of 12%. These assumptions are used for illustrative purposes only. No assurance can be given that actual experience will correspond to the assumptions utilized.

         AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.

                                                                 Number of Securities
                                                                Underlying Unexercised          Value of Unexercised
                                                              Options at Fiscal Year End      In-the-Money Options at
                        Shares Acquired on       Value         Exercisable/Unexercisable        Fiscal Year End (a)
    Name                   Exercise (#)       Realized ($)        (Number of Shares)         Exercisable/Unexercisable
    ----                   ------------       ------------        ------------------         -------------------------
 R. Stan Puckett                --                 --                 3,600/ --                      $168,948/$    --

 Davis Stroud                   --                 --                 1,428/861                      $ 65,541/$28,675


                                                    (Footnote on following page)

----------------
(a) Represents the difference between fair market value of underlying Common Stock at fiscal year-end (based on the most recent sales price known to management) and the exercise price. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the Option and out-of-the-money if the exercise price of unexercisable options exceeds current fair market value.

         PROFIT SHARING PLAN.   The Company, through its subsidiary banks, has
a contributory Profit Sharing Plan (the "Plan") covering certain employees with more than one year of service. Participating employees may contribute up to 7% of their monthly salary and the Company contributes 15% of participating employee's salary (not to exceed 10% of profit before taxes) to fund the Plan. Effective January 1, 1998, employee contributions could be made for up to 10% of monthly salary. The Plan has a vesting schedule that fully vests each employee after two years of employment.

         Contributions in the amount of $24,000 and $19,215 were made for the accounts of Mr. Puckett and Mr. Stroud under the Plan in 1997. Mr. Puckett and Mr. Stroud are fully vested under the Plan.

         EMPLOYMENT CONTRACTS.   The Company entered into an employment
agreement with Mr. Puckett effective January 23, 1996, without any specified term, to serve as President and Chief Executive Officer of the Company. The agreement, which is terminable by either party at any time, provides for a base salary plus directors' fees, life insurance, participation in benefit plans and other fringe benefits. If Mr. Puckett's employment is not continued by mutual agreement following a merger or acquisition involving the Company, Mr. Puckett shall be entitled to a payment equal to two years' compensation (defined to include his base salary plus fringe benefits and the value of his stock options). The payment that would be made to Mr. Puckett assuming his termination of employment under the foregoing circumstances at December 31, 1997 would have been approximately $674,000. This provision may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

         GCB has contracted with Davis Stroud, Executive Vice President of GCB, to provide for his employment by GCB until he reaches the age of 65. Pursuant to such agreement, Mr. Stroud has agreed not to compete with GCB after leaving the employment of GCB. In consideration of this agreement, GCB has agreed to pay Mr. Stroud the sum of $16,600 per year for 10 years after his retirement at age 65. In the event Mr. Stroud dies prior to reaching the retirement age of 65, the same amounts will be paid to his beneficiaries over a 10 year period. In the event Mr. Stroud dies after retirement but prior to the expiration of the full 10 year term, the remainder of such benefits will be paid to his beneficiaries on the same terms for the remainder of the ten-year term. A life insurance policy on Mr. Stroud's life of which GCB is the beneficiary is coordinated to pay or reimburse GCB for these benefits.


--------------------------------------------------------------------------------
REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

         Decisions on compensation of the Company's executives generally are made by a seven-member Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director and is appointed annually.

         The Committee is responsible for developing and making recommendations to the Board of Directors concerning compensation paid to the Chief Executive Officer and Executive Vice President and, based upon the recommendation of the Chief Executive Officer, all other employees. The Committee is further responsible for administering all aspects of the Company's executive compensation program. Executive compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company's industry, and the Committee also considers general economic conditions and other external factors.

         Base salaries for executive officers are determined initially by evaluating the responsibilities of the position held, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company and the performance of the executive. Compensation paid during 1997 to executive officers consisted of base salary, bonus, stock options and contributions paid with respect to the Company's Profit Sharing Plan. For 1997, based on the factors discussed above and a review by the Committee, Mr. Puckett and Mr. Stroud each received a 5.0% increase in base pay. Payments to the Company's Profit Sharing Plan are made to certain employees on a non-discriminatory basis.

         Messrs. Puckett and Stroud have a performance goal with the Company whereby bonus awards are issued. The performance goal is based on the return on average assets ("ROAA") of GCB, the Company's largest subsidiary. The bonus awarded in 1997 totaled 27.97% and 18.50%, respectively, of their base salaries
for 1997.   For 1998, the performance goals
include increases in the per-share price of the Common Stock, the ROAA of GCB, return on average equity of GCB and overall performance reviews.

         It is the philosophy of the Compensation Committee that stock options should be awarded only to the key employees of the Company to promote long-term interests between such employees and the Company's shareholders and to assist in the retention of such employees.

COMPENSATION COMMITTEE


Terry Leonard (Chairman)                           Philip M. Bachman, Jr.
Ralph Brown                                        Charles Brooks
Helen Horner                                       W.T. Daniels
                                                   J.W. Douthat


April 13, 1998


--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

         The Compensation Committee of the Company consists of Messrs. Leonard, Brown, Bachman, Brooks, Daniels and Douthat and Ms. Horner.

         Except for Directors Bachman and Brooks, no member of the Board of Directors of the Company was (a) an officer or employee of the Company or any of its subsidiaries during the fiscal year ended December 31, 1997, (b) a former officer of the Company or any of its subsidiaries, or (c) an insider (i.e., director, officer, director or officer nominee, greater than 5% shareholder, or immediate family member of the foregoing) of the Company or any of its subsidiaries and engaged in transactions with the Company or any subsidiary involving more than $60,000 during the fiscal year ended December 31, 1997 (except for the transactions described below).

         The Company purchases insurance coverage from McInturff, Milligan and Brooks of which Mr. Brooks is Chairman of the Board. During 1997, premiums totaling $115,747 were paid by the Company to McInturff, Milligan and Brooks. Management believes the fees paid are fair and reasonable and do not exceed those premiums that would be paid to a third party firm.

         The Company purchases vehicles from Bachman-Bernard Motors, as to which Mr. Bachman serves as President. Payments for vehicles purchased by the Company during 1997 totaled $87,803. Management believes the price paid was fair and reasonable and does not exceed what would have been paid to a third party. The Company also paid premiums during 1997 of $27,403 to Greeneville Insurance Agency, as to which Mr. Bachman is part owner.

--------------------------------------------------------------------------------
CUMULATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph shows the cumulative total return on the Common Stock of the Company over the last five years, compared with (1) the Standard & Poor's Bank Composite Index and (2) the Standard & Poor's Major Regional Bank Index. Cumulative total return on the stock or the index equals the total increase in value since December 31, 1992 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1992 in the Common Stock, and in the securities included in the indices used for comparison purposes. There is no established public trading market in which shares of the Common Stock are regularly traded, nor are there any uniformly quoted prices for the shares of Common Stock.

                      CUMULATIVE TOTAL SHAREHOLDER RETURN
                 COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       AT DECEMBER 31, 1992 THROUGH 1997


                                   [GRAPH]




                                                        PERIOD ENDING
                                           -------------------------------------------------------------
 INDEX                                      1992       1993      1994       1995       1996      1997
 -------------------------------------------------------------------------------------------------------
 Greene County
   Bancshares, Inc.                        100.00     119.17    134.92      155.80     190.88     272.44

 Standard & Poor's
   Bank Composite Index                    100.00     107.08     98.01      150.67     206.88     291.83

 Standard & Poor's
   Major Regional Bank Index               100.00     102.81     93.73      142.14     188.21     276.21


--------------------------------------------------------------------------------
CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

         The Company and its subsidiaries have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

                            ANTI-TAKEOVER AMENDMENTS

         The Board of Directors has approved, and recommends that the shareholders adopt, various amendments to the Company's Amended and Restated Charter (the "Charter"). The proposed amendments separately involve the following matters: classifying the Board of Directors into three classes serving staggered terms; providing for a range of the number of directors;

preventing the removal of directors without cause or a supermajority vote; prohibiting cumulative voting; allowing special meetings of stockholders to be called only by the Board of Directors; increasing the number of authorized shares of Common Stock; requiring advance written notice for shareholder nominations or proposals; and restricting the voting of shares held above certain levels by a single stockholder or group of stockholders.

         The amendments are designed to promote conditions of continuity and stability in the Company's management and policies. Although the amendments have certain anti-takeover effects, they are not in response to any active effort to accumulate the Company's Common Stock or to obtain control of the Company. However, the Board of Directors has observed an increase in corporate takeover activity in recent years and the use of certain takeover tactics, including proxy fights, hostile takeover attempts, and partial tender offers, that have become relatively common in corporate takeover practice. The Board believes that these tactics can place undue pressure on boards of directors and shareholders to act hastily and on incomplete information, and therefore can be highly disruptive to a company and can result in unfair differences in treatment of some shareholders who act immediately in response to announcement of takeover activity and those who choose to act later, if at all.

         In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in the Company's Charter, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

         A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the Board of Directors, there is a greater opportunity for the Board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the shareholders in the most effective manner.

         The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to shareholders, providing all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the Board has separately proposed certain measures for inclusion in the Company's Charter that may have the effect of discouraging or deterring hostile takeover attempts.

         Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

         In addition, by increasing the probability that any person or group seeking control of the Company would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the shareholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of the Company at a premium over the market rate and (ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to shareholders generally.

         It should be noted, however, that the Board of Directors has a fiduciary duty to the shareholders to negotiate for the best interests of the shareholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions could not actually prevent a hostile acquisition of the Company.

         The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make these proposals beneficial to the Company and its shareholders.

         The submission by the Board of Directors for shareholder approval of these proposed anti-takeover amendments does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors, although the Board has no such intention at the present time.


--------------------------------------------------------------------------------
                 PROPOSAL 2 - ADOPTION OF A CLASSIFIED BOARD
--------------------------------------------------------------------------------

GENERAL

         The Company's Charter and Bylaws currently provide that members of its Board of Directors are elected each year for one-year terms that expire at the next annual meeting of shareholders. As a result, the entire Board of Directors could be replaced by shareholders at a single annual meeting of shareholders. Tennessee law permits a corporation to provide, in its charter, for a classified board of directors under which directors have staggered three-year terms so that not more than one-third of the directors stand for election each year.

PROPOSED AMENDMENT

         The Board recommends that shareholders consider and approve a proposal (the "Classified Board Proposal") to amend the Company's Amended and Restated Charter to provide for the classification of the Board of Directors into three classes, each class of directors to be as nearly equal in number to the others as possible. Under the Classified Board Proposal, each class of the Board of Directors will serve a three year term, with one class elected each year.

         Assuming that the Classified Board Proposal is adopted, the twelve directors nominated for re-election under Proposal 1 and elected for one-year terms under the Company's current charter will be deemed to have been elected instead to interim terms as specified in Proposal 1. The purpose of the interim terms is to establish the staggered terms of the Board of Directors so that not more than one-third of the directors will stand for election each year thereafter. Following the expiration of the respective interim terms, directors of the Company will serve three-year terms.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

         The purpose of the Classified Board Proposal is to help assure the continuity and stability of the Company's policies by creating a structure in which at least two-thirds of the Board will have experience serving as directors of the Company following any election of directors. In addition, the Board believes that: (i) ensuring continuity of service among the Board members and three-year commitments for Board service is desirable; (ii) the proposed amendments would facilitate the Company's ability to attract and retain qualified members of the Board of Directors; and (iii) the proposed amendments would also facilitate hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment.

         The Board anticipates that a classified Board of Directors, as described under the Classified Board Proposal, would encourage potential acquirors of the Company to engage in good faith, arm's-length negotiations with the Board of Directors. However, the Board of Directors is not currently aware of any efforts to obtain control of the Company, and the Classified Board Proposal is not in response to any such efforts.

OTHER CONSIDERATIONS

         The Classified Board Proposal, if adopted, would make the removal of current management and the Board of Directors more difficult. Classification of the Board of Directors into three classes, with staggered terms so that only one class must stand for election each year, affects every election of directors. Further, unlike certain other anti-takeover provisions, it would not be triggered by the occurrence of a particular event such as a hostile merger. Thus, a classified Board of Directors would make it more difficult for shareholders of the Company to change the majority of directors, even if the only reason for such change were the performance of the present directors. For instance, at least two annual meetings of stockholders necessary to change the majority of directors on the Board of Directors of the Classified Board Proposal is adopted, as compared to a single annual meeting under the Company's current Charter.

         The Classified Board Proposal could also have the effect of deterring potential acquirors from initiating proxy contests or from acquiring substantial blocks of the Common Stock. Such proxy contests and acquisitions of substantial blocks of Common Stock tend to increase, at least temporarily, market prices for the Common Stock. Consequently, if the Classified Board Proposal is approved, shareholders of the Company could be deprived of temporary opportunities to sell their shares at higher market prices.
Moreover, by possibly deterring proxy contests or acquisitions of substantial blocks of Common Stock, the Classified Board Proposal might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control of the Company.

         Because directors of the Company will be directly affected by the Classified Board Proposal, they may be deemed to have an interest in its outcome.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED ADOPTION OF THE CLASSIFIED BOARD PROPOSAL AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CLASSIFIED BOARD PROPOSAL. APPROVAL OF THE CLASSIFIED BOARD PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.


--------------------------------------------------------------------------------
            PROPOSAL 3 - ALLOWABLE RANGE OF THE NUMBER OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         Currently, the number of directors on the Company's Board of Directors is governed exclusively by the Company's Bylaws. The Bylaws provide that the Board of Directors shall consist of not less than three (3) or more than fifteen (15) members, with the exact number to be determined by resolution of the Board of Directors. The Bylaws may be revised by the Board of Directors or by the stockholders upon a majority vote of those present at a meeting in which a quorum is present. A quorum is present when at least a majority of the outstanding shares are present or represented by proxy. Thus, the range of members can be significantly changed with a simple majority vote of the stockholders represented at a meeting, which could be as few as twenty-five percent (25%) of the eligible votes. The Company's charter is silent as to the range of the number of directors allowable on the Board of Directors.

PROPOSED AMENDMENT

         The Board of Directors proposes an amendment to the Company's Charter to provide for an allowable range of the number of members on the Company's Board of Directors. Under the amendment, the exact number of members at any one time would be set forth in the Bylaws. The provisions of the proposed amendment are identical to such provisions currently in the Company's Bylaws and therefore the amendment would provide for a range of from three (3) to fifteen (15) directors. If the proposal is adopted and the Charter is amended, the Board of Directors intends to repeal the identical provision in the Bylaws because such provision would no longer be necessary. At the same time, the Board of Directors would adopt a new provision in the Bylaws consistent with the proposed charter amendment that sets the number of members of the Board of Directors at twelve (12) persons.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

         The Board of Directors intends that the proposal will restrict the ability of a small group of stockholders or a simple majority of the members of the Board of Directors from increasing or decreasing the allowable number of directors. If this proposal is adopted, any change in the allowable range of the number of directors could only be effected through an amendment to the Company's Charter, which would require the vote of stockholders at a meeting called for that purpose. The Board of Directors believes that this process would enhance the stability of the Board of Directors and the Company by eliminating the potentially disruptive effect of increasing the number of directors without prior stockholder notice and approval.

OTHER CONSIDERATIONS

         The proposal may have the effect of discouraging tender offers or acquisitions of large blocks of stock. Because tender offers or such acquisitions tend to increase, at least temporarily, market prices for the Common Stock, shareholders of the Company could be deprived of temporary opportunities to sell their shares at higher prices. Further, by restricting the ability of stockholders or members of the Board of Directors to expand the size of the Board and thereby accommodate current or potential stockholders, the proposal may have the effect of inhibiting changes in the Board of Directors and in incumbent management.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL. APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT.


--------------------------------------------------------------------------------
                       PROPOSAL 4 - REMOVAL OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Bylaws currently provide that directors may be removed with or without cause by a simple majority of the shareholders or for cause by a majority of the entire Board of Directors. Under Tennessee law, directors may be removed with or without cause by shareholders unless the charter provides that a director may only be removed for cause. Also, under Tennessee law, a director may be removed for cause by a vote of a majority of the entire board of directors if permitted by a company's charter. The Company's Charter currently does not contain any provisions relating to the removal of directors.

PROPOSED AMENDMENT

         The Board of Directors proposes an amendment to the Company's Charter to provide that directors may only be removed for cause, and then only upon approval of holders of at least 66 2/3% of the shares of Common Stock.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

         The primary purpose of this amendment is to preclude the removal of any director or directors by a takeover bidder or otherwise, unless removal is warranted for reasons other than the desire to obtain control of the Board.
For a takeover bidder to obtain effective control of the Company, it presently would need to control at least a majority of the Board votes. One popular method for a takeover bidder to obtain control is to acquire a majority of the outstanding shares of a company through a tender offer or through open market purchases and to use that voting power to remove the existing directors and replace them with persons chosen by the takeover bidder. Requiring cause in order to remove a director would defeat this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. The Board believes that if a purchaser acquired a significant or controlling interest in the Common Stock, the purchaser's ability to remove the entire Board would severely curtail the Company's ability to negotiate effectively with the purchaser. The threat of removal would deprive the Board of the time and information necessary to evaluate any takeover proposal, to study alternative proposals, and to help ensure that the best price for all shareholders would be obtained in any transaction involving the Company.

         In addition, the Company is proposing a classified Board of Directors structure under Proposal 2 above. Such a structure can be nullified without a provision in the Charter that directors may only be removed for "cause." The primary effect of a classified board is to delay the takeover of a majority of the positions on the Board of Directors beyond the elapse of one year's time. By eliminating the shareholder's right to remove directors "without cause," a potential acquiror of a controlling interest of the Common Stock of the Company could not gain control of the Board of Directors unless, with respect to a majority of incumbent directors, there exist circumstances which constitute "cause" as defined in the amendment. Accordingly, this amendment makes classification of the Board of Directors an effective anti-takeover defense. Otherwise, an acquiring shareholder could remove the entire board of directors without "cause" and thereby gain total control of the Company by obtaining only a majority of the ownership of the Company, notwithstanding the existence of a classified board of directors.

OTHER CONSIDERATIONS

         The amendment will make the removal of any director more difficult, even if such removal is believed by the shareholders to be in their best interests, and will eliminate the shareholders' ability to remove a director at will. By making the removal of directors more difficult, the amendment will increase the directors' security in their positions. Further, because the Board has the power to retain and discharge management, the amendment could serve to perpetuate incumbent management. In addition, because the removal of a director for cause could be costly and time-consuming, the proposed amendment would render more difficult, and may discourage, an attempt to acquire control of the Company without the approval of the Company's management.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL. APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF 66 2/3% OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT.


--------------------------------------------------------------------------------
                PROPOSAL 5 - PROHIBITION ON CUMULATIVE VOTING
--------------------------------------------------------------------------------

GENERAL

         Cumulative voting is a type of voting in which a shareholder may cast votes for election of directors in an amount equal to the number of shares held by the shareholder multiplied by the number of directors to be elected. Under this method, the shareholder may cast such total number of votes equally among the nominees for director or, at such shareholder's discretion, cast all such votes for one or more but fewer than all nominees. Because directors of the Company are elected based upon the number of votes cast for a nominee in relation to other nominees, a shareholder or group of shareholders holding a minority interest in the Company could, through cumulative voting, ensure the election of at least one director each election. Tennessee law permits, but does not require, a cumulative voting provision in a company's charter or bylaws. The Company's Charter currently does not have any provision that addresses cumulative voting by its shareholders. The Company's Bylaws currently provide that shareholders will not be permitted to have cumulative voting rights unless specifically allowed in the Company's Charter.

PROPOSED AMENDMENT

         The Board recommends that shareholders consider and approve a proposal to amend the Company's Charter to include an express prohibition against cumulative voting.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

         The Company's Charter currently does not provide any specific direction for the Company in connection with cumulative voting. Instead, the Company is relying upon the general prohibition under Tennessee law, which prohibits cumulative voting unless specifically permitted in a corporation's charter. Adoption of this proposal will establish the Company's position on cumulative voting in case Tennessee law later changes to require cumulative voting, although management of the Company is not aware of any pending or proposed change under Tennessee law in this regard.

         Additionally, the Company believes that cumulative voting would provide shareholders representing less than a majority interest in the Company with the means to circumvent standard majority voting requirements and obtain a disproportionately large voice in the affairs of the Company. Consequently, the Board recommends adoption of an express prohibition against cumulative voting to avoid such results.

OTHER CONSIDERATIONS

         The absence of cumulative voting could have the effect of deterring potential acquirors from initiating proxy contests or from acquiring substantial blocks of the Company's Common Stock. Such proxy contests and acquisitions of substantial blocks of Common Stock tend to increase, at least temporarily, market prices for the Common Stock. The actual effect that adopting this proposal on the price of the Common Stock should be significantly mitigated by the prohibition on cumulative voting already in place by action of Tennessee law.

         Because directors of the Company will be directly affected by any cumulative voting, they may be deemed to have an interest in whether this proposal is adopted.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED ADOPTION OF THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ITS ADOPTION. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, ATTACHED TO THIS PROXY STATEMENT AS ANNEX D.


--------------------------------------------------------------------------------
                    PROPOSAL 6 - CALLING OF SPECIAL MEETINGS
--------------------------------------------------------------------------------

GENERAL

         Under Tennessee law, a special meeting of shareholders can be called by the board of directors or by persons authorized to do so by the charter or bylaws. Further, unless otherwise provided in a company's charter, a special meeting may be called by holders of at least 10% of a company's voting shares. The Company's Charter does not contain any provisions regarding special meetings. However, the Company's Bylaws provide that special meetings may be called by the Chairman of the Board of Directors, by the Company's President or Secretary or upon written request of holders of at least 10% of the shares of Common Stock. Accordingly, special meetings may be called by shareholders or by the Company.

PROPOSED AMENDMENT

         The Board of Directors has proposed an amendment to the Company's Charter that would permit special meetings of shareholders to be called only by the Board of Directors or a committee of the Board.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

         The Board of Directors believes that limiting the ability to call a special meeting of shareholders to the Board of Directors will permit the Company to act in a careful and deliberate fashion through its annual meeting of shareholders. Allowing shareholders to call special meetings could have a potentially disruptive effect on the Company's operations because the Board of Directors and the Company's senior officers will be required to focus their time and efforts towards preparation for each special meeting called.

         In addition, the Board has considered the possibility that an unsolicited tender offer for the Company might be coupled with a proxy contest designed to undermine the effectiveness of the Board. If confronted with an unsolicited tender offer, it is likely that the Company's Board of Directors would seek to evaluate the terms of the tender offer while exploring other strategic alternatives, including the possibility of negotiating a higher price for the Company. In order to prevent the Company from pursuing other alternatives and to undermine the Board's bargaining power, the person making the tender offer or arbitragers might solicit consents to call a special meeting of shareholders and then solicit proxies for the purpose of increasing the number of directors and electing its own candidates as directors ("packing" the Board) or taking other measures intended to force a sale of the Company. The proposed amendment would make it more difficult for the person making the tender offer to call a special meeting.

OTHER CONSIDERATIONS

         By preventing shareholders from calling special meetings of shareholders, the amendment to the Company's Charter precludes a shareholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting. Such a provision could have the effect of deterring efforts to seek control of the Company on a basis that some shareholders may deem favorable.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL. APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED AS ANNEX E TO THIS PROXY STATEMENT.


--------------------------------------------------------------------------------
     PROPOSAL 7 - INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
--------------------------------------------------------------------------------

GENERAL

         The Company's Charter currently authorizes the issuance of a total of 3,000,000 shares of capital stock, all of which are Common Stock. As of the Record Date, there were 1,354,572 shares of Common Stock issued and outstanding. Under Tennessee law, the number of authorized shares may only be increased by an amendment to the charter of the Company and, except for increases to reflect stock dividends, the amendment must be approved by shareholders.

PROPOSED AMENDMENT

         The proposed amendment to the Company's Charter would increase the number of shares of authorized capital stock from 3,000,000 shares to 5,000,000 shares, increasing the total number of shares of authorized Common Stock from 3,000,000 to 5,000,000.

CONSIDERATIONS IN SUPPORT OF THE AMENDMENT

         Although the Company has no present intention of issuing additional shares of Common Stock, the Board of Directors believes that the availability of increased shares of Common Stock will provide the Company with needed flexibility in structuring possible future financing and acquisitions and in meeting other corporate needs that may arise. In the future, additional authorized shares of Common Stock would be available for general corporate purposes, including but not limited to possible issuances as stock dividends or stock splits, in future mergers or acquisitions, in a future public offering or private placement, or under a stock benefit plan. The Board of Directors does not intend to issue any additional shares of capital stock except on terms that the Board of Directors deems to be in the best interests of the Company and its shareholders.

OTHER CONSIDERATIONS

         The proposed increase in the number of shares of Common Stock authorized for issuance will not affect the rights, such as voting and liquidation rights, of the outstanding shares of Common Stock. If, however, additional shares were issued, the percentage ownership interests of existing shareholders would be reduced and, depending upon the terms pursuant to which the new shares were issued, the book value of outstanding shares could be diluted. Each share of the Common Stock will have the same rights and will be identical in all respects with each other share of Common Stock. Holders of Common Stock do not have any preemptive right to subscribe for or purchase any additional securities issued by the company.

         The additional authorized but unissued shares of Common Stock authorized under this proposal could, consistent with the fiduciary responsibility of the Company's directors, be issued without shareholder approval in transactions that might dilute the percentage ownership of current shareholders and/or render more difficult a change in control of the Company. For example, such shares could be used to create a substantial voting block favorable to the Board of Directors to effect an acquisition that would preclude an acquiror's gaining control or to dilute an acquiror's voting power. The Board of Directors, however, is not aware of any effort to obtain control of the Company and does not currently contemplate the issuance of the authorized shares for the foregoing purposes.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED ADOPTION OF THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER AND BYLAWS ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX F.


--------------------------------------------------------------------------------
             PROPOSAL 8 - NOTICE OF NOMINATIONS AND NEW PROPOSALS
--------------------------------------------------------------------------------

GENERAL

         Under the Company's current Charter, a shareholder may nominate any person for election as a director, or introduce any business, without prior notice to the Board of Directors of the other shareholders, at any meeting of the Company's shareholders. Neither the Company's Charter nor its Bylaws currently provide any guidelines that must be followed by shareholders in submitting a nomination or proposing new business to avoid disruption of shareholder meetings or to ensure that nominations or proposals are accompanied by sufficient information necessary to permit stockholders to make informed decisions. Tennessee law provides that a corporation may set forth in its charter any restrictions on shareholders' ability to submit nominations for directors or propose new business.


PROPOSED AMENDMENT

         The Board of Directors proposes an amendment to the Company's Charter to provide for a 40-day advance notice requirement on shareholder proposals and nominations. Such an amendment provides that with respect to an annual meeting or a special meeting of shareholders, nominations of persons for election to the Company's Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Company's Board of Directors or (iii) by a shareholder.
If a nomination or proposal for new business to be discussed at the shareholders' meeting is submitted by a shareholder, then the shareholder submitting the nomination or proposal must give timely notice to the Company's Secretary of the nomination or proposal, the shareholder must be a holder of record both when the notice is given and when the shareholders' meeting is held at which the nomination or proposal is considered, and any proposal for business must be a proper matter for action by shareholders. To be timely, a shareholder's notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 40 days prior to the scheduled date of the annual meeting or special meeting in which it is to be acted upon.

         The determination as to whether the notice provisions have been satisfied will be made by the presiding officer at the related annual meeting or special meeting. This amendment does not give the Board of Directors any power to approve or disapprove the business that shareholders desire to be conducted at the meeting, nor will it affect the rights of shareholders to nominate directors or propose business to be considered.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

         The advance notification requirement for shareholder nominations for directors is intended to permit sufficient time requirement for information about the qualifications of the nominees to be obtained by the Company and included, if necessary, in the Company's proxy materials or otherwise distributed to stockholders. Additionally, the advance notice will provide time for the Board of Directors to ascertain whether the nominating shareholder is permitted to make the nomination, whether the nominee will satisfy federal banking regulatory requirements that apply to the Company because of its status as a bank holding company, and whether it would be in the best interests of stockholders to increase the size of the Board of Directors to accommodate the nominee or instead to challenge such nominee in an election. This proposal may discourage or deter a shareholder from conducting a solicitation of proxies in order to elect its own directors, or otherwise attempting to obtain control of the Company, if that shareholder does not desire to provide the advance notice required.

         Under the proposed amendment, shareholders would also be required to provide advance notification for proposals of new business. This requirement is intended to prevent shareholders from being surprised at a meeting and being asked to decide upon new matters without sufficient information. With advance notice, the Company can take steps necessary to obtain information about the proposal and to determine whether it is a proper matter to be voted upon by shareholders. Further, the notice period will allow the Board of Directors time to evaluate the proposal and make a recommendation to the shareholders or state its position on the proposal. In turn, shareholders will have sufficient information to determine whether they should attend the shareholders' meeting at which the proposal will be discussed or if, instead, they will grant the Board of Directors a proxy as to the disposition of such business. Additionally, the proposed notice procedure will discourage belated attempts by third parties to begin ill-considered, disruptive discussions at shareholders' meetings.

OTHER CONSIDERATIONS

         Although the proposed notice procedure will facilitate a more efficient shareholders' meeting, it will also limit to some degree the ability of shareholders to initiate discussions at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. Nothing in the proposed amendment precludes discussion by any shareholder of any business properly brought before a shareholder's meeting. This notice requirement may preclude the nomination of a person for election to the Board of Directors at a particular meeting if the proper procedures are not followed. Taken together, this proposal could deter potential acquirors from seeking to acquire control of the Company by offering their own nominees for directors. It could also prevent shareholders who do not hold a controlling interest in the Company from bringing issues for a shareholder vote if the Company determines that the issues are not appropriate for such a vote.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED ADOPTION OF THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ITS ADOPTION. APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THIS PROPOSED AMENDMENT TO THE COMPANY'S CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX G.


--------------------------------------------------------------------------------
             PROPOSAL 9 - ELIMINATION OF VOTING OF EXCESS SHARES
--------------------------------------------------------------------------------

GENERAL

         Under Tennessee's "control share acquisition" statutes, a shareholder who holds shares of stock in a Tennessee corporation may not vote shares held in excess of specified percentage levels without the express approval of the remaining shareholders. These specified percentages above which a shareholder vote would be required are 20%, 33 1/3%, and 50%. Thus, a shareholder would need to obtain approval of the remaining shareholders to vote those shares held in excess of 20% but less than 33 1/3% and would require further approval to vote shares held above 33 1/3% and then above 50%. The Company's charter does not include any reference to such provisions of Tennessee law or otherwise expressly require such a vote.

PROPOSED AMENDMENT

         The proposed amendment would include within the Company's Charter specific references to the current Tennessee state law provisions regarding control share acquisitions. As a result of the proposed amendment, the Company would apply the control share acquisition provisions to potential acquirors, even if Tennessee subsequently repeals or revises these provisions.

CONSIDERATIONS IN SUPPORT OF THE AMENDMENT

         The requirement for pre-approval before large blocks of stock may be voted in their entirety is intended to provide existing shareholders with the opportunity to directly indicate whether accumulation of large blocks of stock by a single shareholder, or a group of shareholders acting together, is in the best interests of the Company and its shareholders. Because Tennessee law already provides such restriction, amending the Company's Charter to include a specific reference to this limitation will result in no change of corporate policy. Rather, this action will merely serve to clarify relevant and important conditions that affect current and potential shareholders.

OTHER CONSIDERATIONS

         This amendment may have the potential of discouraging an unsolicited tender offer and acquisitions of substantial blocks of Common Stock. Because proxy contests and large acquisitions tend to increase, at least temporarily, market prices for the Common Stock, adoption of this proposal could deprive shareholders of the Company of temporary opportunities to sell their shares at higher market prices. Further, by deterring proxy contests or acquisitions of substantial blocks of stock, this proposal could have the effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced upon a change in control.

VOTE REQUIRED

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL. APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

         ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S CHARTER ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX H.


--------------------------------------------------------------------------------
               PROPOSAL 10 - ADJOURNMENT OF THE ANNUAL MEETING
--------------------------------------------------------------------------------

         Approval of Proposals 2 through 9 require the affirmative vote of a majority of the total votes represented and entitled to be cast at the Annual Meeting at which quorum is present, except that Proposal 4 imposing a 66 2/3% vote to remove directors must be approved by at least a 66 2/3% stockholder vote. In the event there is an insufficient number of shares present in person or by proxy at the Annual Meeting to approve any of these proposals, the Board of Directors intends to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting is to be reconvened would be announced at the Annual Meeting, but, in order to avoid the necessity of setting a new record date or providing formal written notice of the adjournment, would in no event be more than thirty (30) days after the date of the Annual Meeting.

         The effect of any such adjournment would be to permit the Bank to solicit additional proxies for approval of these proposals. While such an adjournment would not invalidate any proxies previously filed, including those filed by stockholders voting against the proposals, it would give the Company the opportunity to solicit additional proxies in favor of the proposals. As a result, such adjournment could be advantageous to stockholders who favor these proposals and to the potential disadvantage of those who disfavor the proposals.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADJOURNMENT UNDER THE CIRCUMSTANCES DESCRIBED HEREIN. APPROVAL OF THE ADJOURNMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.


--------------------------------------------------------------------------------
           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 1997, all such filing requirements were complied with, except that Director J.W. Douthat did not timely file his Form 5 for the 1997 fiscal year.


--------------------------------------------------------------------------------
                             INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has appointed the public accounting firm of Coopers & Lybrand L.L.P. to continue as independent auditors for the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. served as the Company's independent auditors for the year ended December 31, 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.


--------------------------------------------------------------------------------
                            SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Any shareholder who intends to present a proposal for action at next year's annual meeting of the shareholders and would like a copy of the proposal included in the Company's proxy materials for that meeting must forward a copy of the proposal or proposals to the Company's principal executive office at 100 North Main Street, Greeneville, Tennessee 37743, and must be received by the Company not later than December 5, 1998. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1999 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.


--------------------------------------------------------------------------------
                                OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other business to be presented for action by the shareholders at the Annual Meeting other than those matters described in this Proxy Statement and matters incident to the conduct of the Annual Meeting. If, however, any other matters known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone number without additional compensation.

         The Company's 1997 Annual Report to Shareholders (the "Annual Report"), including financial statements, has been mailed to all persons who were shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of this proxy solicitation material or as having been incorporated herein by reference.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       [INSERT SIGNATURE HERE]
                                       Davis Stroud
                                       Secretary

Greeneville, Tennessee
April 13, 1998


--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GREENE COUNTY BANCSHARES, INC., 100 NORTH MAIN STREET, GREENEVILLE, TENNESSEE 37743.

--------------------------------------------------------------------------------

                                    ANNEX A

                           CLASSIFIED BOARD AMENDMENT

         It is proposed that the Company's Amended and Restated Charter be amended to add a new Section 7B, which would read as follows:

         The directors shall be divided into three classes designated as Class I, Class II and Class III, each class to be as nearly equal in number as possible. The term of office of the Class I directors shall expire at the first annual meeting of the shareholders after the date on which this provision of the Charter first becomes effective. The term of office of the Class II directors shall expire at the second annual meeting of shareholders after the date on which this provision of the Charter first becomes effective. The term of office of the Class III directors shall expire at the end of the third annual meeting after this provision of the Charter first becomes effective. Thereafter, at each annual meeting of shareholders of the Corporation, directors of classes the terms of which expire at such annual meeting shall be elected for terms of three years. Notwithstanding any of the foregoing, a director whose term shall expire at any annual meeting shall continue to serve until his or her successor is elected and has qualified or until the director's death, retirement, resignation or removal. Should a vacancy occur or be created, any director elected or appointed to fill such vacancy shall serve for the full term of the class in which the vacancy occurs or is created. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal in number as possible.


                                    ANNEX B

                               SIZE OF THE BOARD

         It is proposed that the Company's Amended and Restated Charter be amended to add new Section 7A, which would read as follows:

         Number of Directors. The Board of Directors shall consist of not less than three (3) or more than fifteen (15) members, unless all of the outstanding stock of the Corporation is owned of record by less than three (3) shareholders, in which case the number of directors may be less than three (3), but not less than the number of shareholders of record. The exact number within such maximum and minimum numbers shall be determined from time to time in accordance with the relevant provisions of the Company's Bylaws.


                                    ANNEX C

                              REMOVAL OF DIRECTORS


         It is proposed that the Company's Amended and Restated Charter be amended to add a new Section 7C, which would read as follows:

         Notwithstanding any other provision of this Charter or the bylaws of the Corporation, no director of the Corporation may be removed at any time unless for cause and upon the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose, except as otherwise required by law.


                                    ANNEX D

                        PROHIBITION OF CUMULATIVE VOTING

         It is proposed that the Company's Amended and Restated Charter be amended to add a new Section 8(h), which would read as follows:

                 (h) There shall be no cumulative voting by shareholders of any class or series in the election of directors of the Corporation.

                                    ANNEX E

                        SPECIAL MEETINGS OF SHAREHOLDERS

         It is proposed that the Company's Amended and Restated Charter be amended to add a new Section 8(i), which would read as follows:

         Special meetings of shareholders may be called at any time, but only by the board of directors or a committee of the board of directors that has been duly designated by the board of directors.


                                    ANNEX F

                      INCREASED LEVEL OF AUTHORIZED SHARES

         It is proposed that Section 6(b) of the Company's Amended and Restated Charter be deleted in its entirety and substituted as follows:

                 (b) Five Million (5,000,000) shares of Common Stock, with a par value of Ten Dollars ($10.00) per share.


                                    ANNEX G

                            ADVANCE NOTICE AMENDMENT

         It is proposed that the Company's Amended and Restated Charter be amended to add a new Section 6A, which would read as follows:

         (a) (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered at any annual or special meetings of shareholders may be made by the Board of Directors or by any shareholder of the Corporation who was a shareholder of record both at the time of giving of notice provided for in this Section and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

         (2) For nominations or other business to be properly brought before an annual or special meeting by a shareholder pursuant to paragraph (a) (1) of this Section, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation no less than 40 days nor more than 60 days prior to the scheduled date of such meeting in which the matter is to be acted upon; except that if notice or public disclosure of the meeting is effected fewer than 50 days before the meeting, such written notice must be delivered to the Secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders. In no event shall notice or public announcement of a postponement or adjournment of such meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a corporation all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a corporation if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner and (y) the number of each class of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

         (3)     Notwithstanding anything in the second sentence of paragraph
         (a) (2) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the corporation.

         (b) (1) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective nomination or proposal be disregarded.

         (2) For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         (3) Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


                                    ANNEX H

                           CONTROL SHARE ACQUISITIONS

         It is proposed that the Company's Amended and Restated Charter be amended to add new Section 8(j), which would read as follows:

                 (i) "Control share acquisitions," as defined in Section 48-35-302 of the Tennessee Code, respecting the shares of the Company shall be governed by and subject to the provisions of the Tennessee Control Share Acquisition Act, and Sections 48-35-308 and Sections 48-35-308 and 49-35-309 of the
                 Tennessee Control Share Acquisition Act shall apply to the Corporation.

                         GREENE COUNTY BANCSHARES, INC.
                             100 NORTH MAIN STREET
                         GREENEVILLE, TENNESSEE  37443

                     REVOCABLE PROXY FOR THE ANNUAL MEETING
                                OF SHAREHOLDERS
                                  MAY 13, 1998


         The undersigned hereby constitutes and appoints R. Stan Puckett and Davis Stroud, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Greene County Bancshares, Inc. (the "Company") to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Wednesday, May 13, 1998 at 11:00 a.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS, IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN.

         1.      The Election of Directors: Harrison Lamons; R. Stan Puckett;
                 Philip M. Bachman, Jr.; Terry Leonard; Ralph T. Brown;
                 James A. Emory; W.T. Daniels; Davis Stroud; Charles S. Brooks;
                 J.W. Douthat;  Helen Horner and Jerald Jaynes.

                 [ ]  FOR all nominees listed above                 [ ]  WITHHOLD AUTHORITY to
                      (except as marked to the contrary below).          vote for all nominees listed above.

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME BELOW.)

------------------------------------------------------------------------------------------------------------

         2.      Amendment (the "Classified Board Proposal") to     FOR           AGAINST          ABSTAIN
                 the Company's Restated and Amended Charter to
                 provide for a classified Board of Directors        [ ]             [ ]              [ ]
                 whose members will serve staggered terms.

         3.      Amendment to the Company's Restated and Amended
                 Charter to set forth the allowable range of the
                 number of directors.                               [ ]             [ ]              [ ]

         4.      Amendment to the Company's Restated and Amended
                 Charter to provide for the removal of directors
                 only for cause and only upon the affirmative       [ ]             [ ]              [ ]
                 vote of at least two-thirds (66%) of the
                 outstanding stock.

         5.      Amendment to the Company's Restated and
                 Amended Charter to prohibit cumulative voting.     [ ]             [ ]              [ ]

         6.      Amendment to the Company's Restated and
                 Amended Charter to permit only the Board of        [ ]             [ ]              [ ]
                 Directors to call a special meeting of
                 stockholders.

         7.      Amendment to the Company's Restated and
                 Amended Charter to increase the number of          [ ]             [ ]              [ ]

                  authorized shares to 5,000,000 shares of common stock.

         8.       Amendment to the Company's Restated and
                  Amended Charter to require advance notice for
                  nominations of directors or proposal of new       [ ]             [ ]              [ ]
                  business by stockholders.

         9.       Amendment to the Company's Restated and
                  Amended Charter to eliminate voting of excess     [ ]             [ ]              [ ]
                  shares acquired by a single stockholder without
                  prior approval.

         10.      Adjournment of the Annual Meeting if there are
                  an insufficient number of votes present in
                  person or by proxy to approve any of the          [ ]             [ ]              [ ]
                  proposed amendments to the Company's Restated
                  and Amended Charter.

         11. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Shareholders and Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 1997, and hereby revokes any proxy heretofore given. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.



Date:
       ---------------------------
Signature:
            ----------------------
Signature:
            ----------------------




PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE ENCLOSED ENVELOPE. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.